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                                                                      EXHIBIT 99

FORTUNE BRANDS

Powerful Brands in Attractive Markets

Delivering Double-Digit EPS Growth - Increasing Returns

Driving Change - Focused on Value
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                                 FORTUNE BRANDS


                                                    2000
        (millions)
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Net Sales                                $5,752           +5%
                                                      (+5% comparable(1))
--------------------------------------------------------------------------------
Contribution(2)                            $874           +5%
                                                      (+7% comparable)
--------------------------------------------------------------------------------
Diluted EPS                               $2.29             +15%
   Before Net Charges                                 (+20% comparable)
--------------------------------------------------------------------------------
EBITDA(3)                                  $985             +9%
                                                      (+10% comparable)
--------------------------------------------------------------------------------
Capital Expenditures                       $227
--------------------------------------------------------------------------------
Share Purchases                            $256       (10mm, 6% shares)
--------------------------------------------------------------------------------
Dividends                                  $147         (96(cent)(4) +4%)

MOEN - $800 Million(6); TITLEIST - $550 Million; JIM BEAM - $350 Million; ARISTOKRAFT - $300 Million; FOOTJOY - $250 Million; WATERLOO - $250 Million; MASTER LOCK - $200 Million; SCHROCK - $200 Million; WILSON JONES - $200 Million; ACCO - $200 Million; DEKUYPER - $150 Million; DAY-TIMER - $150 Million; REXEL - $100 Million; PINNACLE - $100 Million; SWINGLINE - $100 Million; KENSINGTON - $100 Million.

POWERFUL BRANDS IN ATTRACTIVE MARKETS

Leading brands and category positions.

--       80%+ sales from brands with #1 or #2 market positions.

-- Home & Hardware ($2,123mm sales): a leader in kitchen & bath products in North America with #1 Moen faucets and #2 Aristokraft/Schrock cabinets (75%+ of home sales); a leader in hardware with #1 Master Lock padlocks and #1 Waterloo tool storage (primary supplier for Sears Craftsman(R) line).

-- Spirits & Wine ($1,229mm sales, including $353mm excise taxes): leader in bourbon (Jim Beam #1 worldwide) and cordials (DeKuyper #1 U.S.), representing nearly 2/3's brand contribution; significant presence in worldwide Scotch whisky; a leading premium wine brand, Geyser Peak; a leader in U.S. spirits market; strong international distribution through new Maxxium joint venture with partners Remy-Cointreau and Highland Distillers.
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--       Golf ($965mm sales): #1 golf equipment manufacturer; #1 in golf balls with Titleist and Pinnacle (40-45% of golf sales), #2 in golf clubs with Titleist and Cobra (25% sales), #1 in golf shoes & gloves with FootJoy (25% sales) and accessories (5-10% sales).

-- Office ($1,435mm sales): #1 in North America with #1 Swingline staplers, #2 Day-Timer time management, #1 Kensington computer accessories line, #1 ACCO clips/punches and #2 Wilson Jones vinyl binders; #1 in U.K. with #1 Rexel shredders/staplers and #1 Twinlock filing; #1 in Australia with #1 Marbig office supplies. A leading supplier to office superstores (25% of office sales).

Attractive markets, long-term growth backed by strong demographics:

-- Home: Aging housing stock and maturing baby boomers are driving a strong housing and remodeling market, particularly for kitchen & bath products.

-- Spirits & Wine: Worldwide growth of bourbon and cordials; turnaround in U.S. spirits market, and faster growth of premium spirits and wine.

-- Golf: Increasing rounds of play as baby boomers age; growing worldwide popularity of golf.

-- Office: Fast growth of small, home and mobile offices; information age driving 5-7% growth in cut-sheet paper consumption.

DELIVERING DOUBLE-DIGIT EPS GROWTH - INCREASING RETURNS

Strong track record of delivery on expectations for double-digit EPS growth and increasing returns.

-- 15% diluted EPS growth before net charges in 2000 (20% at constant currency), ROE(7) up to 17%, and working capital per dollar of sales decreased 0.9(cent) to 30.1(cent).

-- 19% diluted EPS growth before net charges in 1999 (11% excl. goodwill benefit), ROE up to 15%, and working capital per dollar sales decreased 0.4(cent)to 31.3(cent).

-- 13% diluted EPS growth in 1998, ROE up to 13%, and working capital per dollar sales decreased 2.4(cent)to 31.7(cent).

Positioned well for 2001 to confront sluggish economy with sustained brand investments and cost reduction projects initiated during good times.

-- 2001 diluted EPS target (7/19) is in range of analyst estimates for -1% to 5% growth, excluding the 9(cent) EPS increase in 2001 from lower goodwill amortization and net gains & charges.

Long-term double-digit EPS growth goal model:

-- 5-6% internal sales growth, driven by 3-4% average $ market growth and share gains with strong brand investment and innovation; modest price increases.
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--       6-7% internal contribution growth driven by ongoing cost reduction and faster growth of higher-margin new products (20 basis points (up arrow) margins per year).

-- 7-8% internal EBIT growth, leveraging comparatively flat non-operating expenses including goodwill ($100mm range per year).

-- Double-digit EPS growth, with enhanced asset management and use of strong free cash flow ($225-250mm(5) per year target).

20%+ long-term ROE goal.

--       Achieving steady improvements in ROE (100 basis points per year goal).

-- Significant opportunity to continue to reduce working capital per dollar sales (50 basis points per year goal).

DRIVING CHANGE - FOCUSED ON VALUE

Progressing the strategic evolution of portfolio to drive shareholder value.

- Strategic alliance with maker of Absolut, the fast growing #1 imported vodka in U.S. ($570mm total worldwide sales), creating a spirits & wine industry leader - $3B in system-sales worldwide, #2 distribution in U.S.

         o 10% boost to 2002 EPS, just on distribution cost savings and debt reduction from $540mm after-tax proceeds (targeted 6-8(cent) EPS in '01 and 20-25(cent) in '02).

-- Explored strategic options for office, including divestiture, and now aggressively pursuing repositioning plan (self-funded goal) to increase returns.

Investing in high-return internal growth with sustained strong commitment to innovation and R&D as well as brand building.

-- Internal growth offers substantial returns, far in excess of cost of capital.

         o 33% contribution return on net tangible assets, up 80 basis points in 2000.

-- New product successes: Titleist Pro V1 golf ball and Titleist 975D & 975J drivers; FootJoy DryI.C.E. (interactive cooling environment) shoes; The Small Batch Bourbon Collection, Vox ultra-premium vodka and DeKuyper Pucker line of sweet & sour cordials; Moen's patented Revolution massaging showerhead and PureTouch filtering faucet and Master Lock's titanium series padlock line.

Massive change to cost structure to drive low-cost position.

-- 40% headquarters downsizing, relocating to our facility near Chicago, closer to operations ($30mm annual savings fell to bottom-line).

-- $20mm+ incremental savings in 2001 from operational restructuring initiated in 1999 and 2000 (high IRR, 3-year minimum paybacks), including:
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         o        Relocated Master Lock padlocks, Swingline stapling, ACCO
                  punches, Wilson Jones folders, Day-Timer planners, Maco inkjet labels and plumbing parts production to Mexico (expanding Waterloo toolbox production there as well).

         o        Streamlined office products organizational structure.

         o Integrated Titleist and Cobra golf club operations, halving # of facilities.

         o        Increased out-sourcing.

Share purchases are an attractive investment at current stock prices.

--       Repurchased 14% of shares since beginning of 1999 (23.5mm shares).

-- Completed 2.5mm (July 19th YTD) of announced 5mm shares purchase authorization (if completed, Executive Committee can approve additional
         5mm).

--       Valuation measures at $37 stock price on July 30th:

         o 15x analyst 2001 EPS estimates; 13x analyst 2001 cash EPS (+37(cent)(8)).

         o        7x enterprise value to analyst 2001 EBITDA estimates.

         o        2.6% dividend yield.

Disciplined acquisition/J.V. program in growing, consolidating markets.

--       10 bolt-ons since 1997 are adding to EPS ($600mm sales; $500mm cost).

--       Very high return spirits & wine distribution joint ventures.

--       Buy well - target to halve multiple paid in 3-4 years.

--       Acquisitions must offer superior returns to share purchases.

Strong balance sheet and free cash flow.

-- "A" credit ratings - 6.5x interest coverage as of June 30th, lease-adjusted and pro forma for V&S(9) alliance.

-- Free cash flow(5) target for 2001 at high end of $225-$250 million range per year.

Pay-for-performance culture - closely tied to creating shareholder value.

-- Executive comp. over 60% stock-based, with 30% based on EPS/ROE targets.

-- Bolt-on acquisition "commitment" cases added to compensation plan targets.

--       Expanded participation in stock option plan.

(1) Growth adjusting for sales through new spirits and wine J.V. and excluding excise taxes, effect of foreign currency and acquisitions completed in 1999.

(2) Contribution is net sales less all costs & expenses other than restructuring & other nonrecurring charges, amortization, corporate expenses, interest & related expenses, other (income) expenses, net, and income taxes.

(3) Contribution plus depreciation minus corporate expenses and other (income) expenses, net.

(4) Indicated annual rate.

(5) Cash flow from operations (includes working capital) minus capital expenditures and dividends.
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(6) All brand sales are based on 2000 sales rounded to nearest $50 million.

(7) Adjusted for restructuring and nonrecurring charges.

(8) Approximate after-tax goodwill expense impact on 2001 diluted earnings per share.

(9) Assumes a full-year benefit of V&S transactions to interest expense and other (income) expense, net.

This contains statements relating to future results, which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Readers are cautioned that these forward-looking statements speak only as of the date hereof. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to changes in general economic conditions, foreign exchange rate fluctuations, changes in interest rates, competitive product and pricing pressures, trade consolidations, the impact of excise tax increases with respect to distilled spirits, regulatory developments, the uncertainties of litigation, changes in golf equipment regulatory standards, the impact of weather, particularly on the home products and golf brand groups, expenses and disruptions related to shifts in manufacturing to different locations and sources, challenges in the integration of acquisitions and joint ventures, risks associated with the implementation of the repositioning plan for ACCO World Corporation, as well as other risks and uncertainties detailed from time to time in our Securities and Exchange Commission filings.


www.fortunebrands.com     7/30/01
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